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                                                                   Exhibit 10(x)

                              AMENDMENT NUMBER ONE

                                       TO

                        FACILITY AND SERVICES AGREEMENT

                                AMMONIA TERMINAL

                                PASADENA, TEXAS

     This Amendment Number One dated as of April 17, 1996 by and between OCCIDENTAL CHEMICAL CORPORATION, a New York corporation with offices at 5005 LBJ Freeway, Dallas, Texas 75244, and WHITE SPRINGS AGRICULTURAL CHEMICALS, INC., a Delaware corporation with offices at 183 County Road 137, White Springs, Florida 32096 hereby amends the Facility and Services Agreement dated as of October 31, 1995 (the "Facilities and Services Agreement") by and between the same parties.

     WHEREAS, OxyChem (as such term and certain other terms used with initial or solid capital letters in the Facilities and Services Agreement) and WSA have entered into this Amendment Number One to provide that WSA shall complete certain construction originally to be performed by OxyChem under the Facilities and Services Agreement.

     NOW THEREFORE, in consideration of the payment of $328,000 to WSA by OxyChem concurrent with the execution hereof, the receipt and sufficiency of which are hereby acknowledged, OxyChem and WSA mutually agree as follows:

                                   ARTICLE I

     The capitalized terms used in the Facilities and Services Agreement and not otherwise defined herein are used herein as defined in the Facilities and Services Agreement, provided, however, the capitalized term "Agreement" shall mean the Facilities and Services Agreement as amended by this Amendment Number One.

                                   ARTICLE II

     The following Sections of the Facilities and Services Agreement shall be amended in the following manner.

Section 2.6.2                Substitute the following for the first sentence of
                             Section 2.6.2:

                             "WSA shall own the Ammonia Truck Loading Station that OxyChem has commenced to build and that WSA shall promptly complete as an improvement of a WSA facility hereunder at WSA's sole cost and expense for all costs and expenses incurred after October 31, 1995, on the Fee Property, provided, however, that such ownership shall not entitle WSA (i) to load more than one truck at any one time at both the Ammonia Truck Loading Stations mentioned in this Section 2.6, or (ii) to have more than three trucks on the Plant Property at any one time."

Section 2.11.2               Substitute the following for Section 2.11.2:

                             "New Office Building". Notwithstanding anything to the contrary in this Article II, WSA shall have the exclusive right to use, operate and maintain the Office Building that WSA shall promptly commence to build and promptly complete as an improvement of a WSA facility hereunder at WSA's sole cost and expense, at the location indicated on Annex VI attached hereto and incorporated herein.

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                                  ARTICLE III

     This Amendment Number One may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                   ARTICLE IV

     Except as specifically modified by this Amendment Number One all of the other terms and conditions of the Facilities and Services Agreement, as modified by written agreement amongst the Parties, shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment Number One to be signed in its corporate name by its duly authorized officer, as of the date first above written.

                                          OCCIDENTAL CHEMICAL CORPORATION

                                          By: /s/
                                              ------------------------------
                                          Name: Fred J. Gruberth
                                          Title: Vice-President & Treasurer

                                          WHITE SPRINGS AGRICULTURAL
                                          CHEMICALS, INC.

                                          By: /s/
                                              ------------------------------
                                          Name: John L. M. Hampton
                                          Title: Secretary

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